EXHIBIT 21

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

COCA- COLA ENTERPRISES INC.	DELAWARE	N/A

TRADE NAMES:

Alabama Coca-Cola Bottling Company

Alexandria Coca-Cola Bottling Company

Anderson Paramount Food and Vending Services

Atlanta Ice Makers

Austin Coca-Cola Bottling Company

Beaumont Coca-Cola Bottling Company

Big Bend Coca-Cola Bottling Company

Bluegrass Coca-Cola Bottling Company

Brevard Coca-Cola Bottling Company

Brooksville Coca-Cola Bottling Company

Burlington Coca-Cola Bottling Company

Cameron Coca-Cola Bottling Company, Inc.

Canners of Eastern Arkansas

CCE Bottling Group

CCE-South

Central Coca-Cola Bottling Company

Central States Coca-Cola Bottling Company

Centralia Coca-Cola Bottling Company

Champaign Coca-Cola Bottling Company

Cincinnati Coca-Cola Bottling Company

Circleville Coca-Cola Bottling Company

Coca-Cola Bottling Company of Alamogordo

Coca-Cola Bottling Company of Albany

Coca-Cola Bottling Company of Arkansas

Coca-Cola Bottling Company of Bloomington

Coca-Cola Bottling Company of Clarksdale

Coca-Cola Bottling Company of Clovis

Coca-Cola Bottling Company of Cody

Coca-Cola Bottling Company of Colorado/Northern Wyoming

Coca-Cola Bottling Company of Columbus

Coca-Cola Bottling Company of Cookeville

Coca-Cola Bottling Company of Dayton

Coca-Cola Bottling Company of Eastern Great Lakes

Coca-Cola Bottling Company of Flippin

Coca-Cola Bottling Company of Gillette

Coca-Cola Bottling Company of Glen Falls

Coca-Cola Bottling Company of Goodland

Coca-Cola Bottling Company of Greeley

Coca-Cola Bottling Company of Greenfield

Coca-Cola Bottling Company of Greenville

Coca-Cola Bottling Company of Hobbs

Coca-Cola Bottling Company of Las Vegas

Coca-Cola Bottling Company of Leesville

Coca-Cola Bottling Company of Lexington

Coca-Cola Bottling Company of Little Rock

Coca-Cola Bottling Company of Louisville

Coca-Cola Bottling Company of Marianna

Coca-Cola Bottling Company of Miami

Coca-Cola Bottling Company of Michigan

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

Coca-Cola Bottling Company of Minot

Coca-Cola Bottling Company of Mississippi

Coca-Cola Bottling Company of Morrilton

Coca-Cola Bottling Company of Mt. Pleasant

Coca-Cola Bottling Company of Muskegon

Coca-Cola Bottling Company of New England

Coca-Cola Bottling Company of North Texas

Coca-Cola Bottling Company of Northern Wyoming

Coca-Cola Bottling Company of Ohio

Coca-Cola Bottling Company of Ohio/Kentucky

Coca-Cola Bottling Company of Oneonta

Coca-Cola Bottling Company of Ottumwa

Coca-Cola Bottling Company of Pikeville

Coca-Cola Bottling Company of Pittsfield

Coca-Cola Bottling Company of Port Huron

Coca-Cola Bottling Company of Providence

Coca-Cola Bottling Company of Riverton

Coca-Cola Bottling Company of Rochester

Coca-Cola Bottling Company of Roswell

Coca-Cola Bottling Company of Rutland

Coca-Cola Bottling Company of Sardis

Coca-Cola Bottling Company of Sardis

Coca-Cola Bottling Company of Searcy

Coca-Cola Bottling Company of Sheridan

Coca-Cola Bottling Company of Shreveport

Coca-Cola Bottling Company of Somerset

Coca-Cola Bottling Company of South Arkansas

Coca-Cola Bottling Company of St. Louis

Coca-Cola Bottling Company of Syracuse

Coca-Cola Bottling Company of Texarkana

Coca-Cola Bottling Company of the Southwest

Coca-Cola Bottling Company of Toledo

Coca-Cola Bottling Company of Trinidad

Coca-Cola Bottling Company of Tyler

Coca-Cola Bottling Company of Utica

Coca-Cola Bottling Company of Vicksburg

Coca-Cola Bottling Company of Watertown

Coca-Cola Bottling Company of West Kentucky

Coca-Cola Bottling Company of West Plains

Coca-Cola Bottling Company of West Point/LaGrange

Coca-Cola Enterprises – Atlanta Region

Coca-Cola Enterprises Bottling Companies

Colorado Coca-Cola Bottling Company

Colorado Springs Coca-Cola Bottling Company

Dallas Coca-Cola Bottling Company

Danville Coca-Cola Bottling Company

Dayton Coca-Cola Bottling Company

Daytona Coca-Cola Bottling Company

Decatur Coca-Cola Bottling Company

Denver Coca-Cola Bottling Company

Dr Pepper Bottling Company of Detroit

Dr Pepper Bottling Company of New Orleans

DuQuoin Coca-Cola Bottling Company

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

Elyria Coca-Cola Bottling Company

Enterprises Media

Enterprises Technology Centre

Erie Coca-Cola Bottling Company

Evangeline Coca-Cola Bottling Company

Evansville Coca-Cola Bottling Company

Findlay Coca-Cola Bottling Company

Florida Coca-Cola Bottling Company

Ft. Myers Coca-Cola Bottling Company

Ft. Pierce Coca-Cola Bottling Company

Gainesville Coca-Cola Bottling Company

Galesburg Coca-Cola Bottling Company

Great Lakes Canning

Great Plains Bottlers and Canners

Greenwood Coca-Cola Bottling Co.

Greenwood Coca-Cola Bottling Company

Highlands Coca-Cola Bottling Company

Hopkinsville Coca-Cola Bottling Company

Houston Coca-Cola Bottling Company

Hygeia Coca-Cola Bottling Company

Jackson Coca-Cola Bottling Company

Jacksonville Coca-Cola Bottling Company

Jasper Coca-Cola Bottling Company

Johnston Coca-Cola Bottling Company

Johnston Coca-Cola Bottling Group

Johnston Coca-Cola Bottling Group, Inc.

Jonesboro Coca-Cola Bottling Company

Keystone Coca-Cola Bottling Co.

Keystone Coca-Cola Bottling Company

Keystone Coca-Cola Bottling Corporation

Lamar Coca-Cola Bottling Company

Lincoln Coca-Cola Bottling Company

Longview Coca-Cola Bottling Company

Louisville Coca-Cola Bottling Company

Magnolia Coca-Cola Bottling Company

Mansfield Coca-Cola Bottling Company

McAllen Coca-Cola Bottling Company

Mid-America Packaging Company

Mid-Atlantic Coca-Cola Bottling Company

Mid-States Coca-Cola Bottling Company

Midwest Coca-Cola Bottling Company

Moak Bottling Co.

Nacogdoches Coca-Cola Bottling Company

Natchez Coca-Cola Bottling Company

Newark Coca-Cola Bottling Company

Ocala Coca-Cola Bottling Company

Olney Coca-Cola Bottling Company

Orlando Coca-Cola Bottling Company

Ouachita Coca-Cola Bottling Company

Peoria Coca-Cola Bottling Company

Perryton Coca-Cola Bottling Company

Peru Coca-Cola Bottling Company

Portsmouth Coca-Cola Bottling Company

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

Pueblo Coca-Cola Bottling Company

Punta Gorda Coca-Cola Bottling Company

Rochester Coca-Cola Bottling

Rome Coca-Cola Bottling Company

San Antonio Coca-Cola Bottling Company

Sarasota Coca-Cola Bottling Company

Shreveport Coca-Cola Bottling Company

Southwest Coca-Cola Bottling Company

Southwest Coca-Cola Bottling Company, Inc.

Southwest Dr Pepper Bottling Company

Springfield Coca-Cola Bottling Company

St. Petersburg Coca-Cola Bottling Company

Sulphur Springs Coca-Cola Bottling Company

Tallahassee Coca-Cola Bottling Company

Tampa Coca-Cola Bottling Company

Tarpon Springs Coca-Cola Bottling Company

Texarkana Coca-Cola Bottling Company

The Akron Coca-Cola Bottling Company

The Angleton Coca-Cola Bottling Company

The Atlanta Coca-Cola Bottling Company

The Brenham Coca-Cola Bottling Company

The Cleveland Coca-Cola Bottling Company

The Coca-Cola Bottling Company of Memphis, TN

The Coca-Cola Bottling Company of Brownsville

The Coca-Cola Bottling Company of Cedar Rapids

The Coca-Cola Bottling Company of Champaign

The Coca-Cola Bottling Company of Colorado and Northern Wyoming

The Coca-Cola Bottling Company of Duquoin

The Coca-Cola Bottling Company of Evansville

The Coca-Cola Bottling Company of Jackson

The Coca-Cola Bottling Company of Memphis, Tenn.

The Coca-Cola Bottling Company of Mid-America

The Coca-Cola Bottling Company of Natchez

The Coca-Cola Bottling Company of New Iberia

The Coca-Cola Bottling Company of New York

The Coca-Cola Bottling Company of Northern Ohio

The Coca-Cola Bottling Company of Paducah/Hopkinsville

The Coca-Cola Bottling Company of Paris

The Coca-Cola Bottling Company of Peoria

The Coca-Cola Bottling Company of Peru

The Coca-Cola Bottling Company of San Angelo

The Coca-Cola Bottling Company of Sherman

The Coca-Cola Bottling Company of Springfield

The Coca-Cola Bottling Company of St. Louis

The Coca-Cola Bottling Group (Southwest)

The Conroe Coca-Cola Bottling Company

The El Campo Coca-Cola Bottling Company

The Lakeshore Coca-Cola Bottling Company

The Louisiana Coca-Cola Bottling Company

The Mid-Atlantic Coca-Cola Bottling Company

Tri-State Coca-Cola Bottling Company

Twinsburg Production

Tyler Coca-Cola Bottling Company

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES
University Vending, Inc. Valdosta Coca-Cola Bottling Company Victoria Coca-Cola Bottling Company Waco Coca-Cola Bottling Company Youngstown Coca-Cola Bottling Company

BCI COCA-COLA BOTTLING COMPANY OF LOS ANGELES	DELAWARE	CCE

TRADE NAMES:

BCI Coca-Cola Bottling Company of Bellingham

Coca-Cola Bottling Company of Albuquerque

Coca-Cola Bottling Company of Arizona

Coca-Cola Bottling Company of California

Coca-Cola Bottling Company of Cathedral City

Coca-Cola Bottling Company of Cochise County

Coca-Cola Bottling Company of Cody

Coca-Cola Bottling Company of Colorado/Northern Wyoming

Coca-Cola Bottling Company of Eureka, California

Coca-Cola Bottling Company of Gillette

Coca-Cola Bottling Company of Hawaii

Coca-Cola Bottling Company of Imperial Valley

Coca-Cola Bottling Company of Klamath Falls

Coca-Cola Bottling Company of Las Vegas

Coca-Cola Bottling Company of Los Angeles

Coca-Cola Bottling Company of Montana

Coca-Cola Bottling Company of Northern California

Coca-Cola Bottling Company of Northern Wyoming

Coca-Cola Bottling Company of Oregon

Coca-Cola Bottling Company of Port Angeles

Coca-Cola Bottling Company of Redding

Coca-Cola Bottling Company of Riverton

Coca-Cola Bottling Company of San Diego

Coca-Cola Bottling Company of Sheridan

Coca-Cola Bottling Company of Southern California

Coca-Cola Bottling Company of Spokane

Coca-Cola Bottling Company of the Northwest

Coca-Cola Bottling Company of Washington

Coca-Cola Bottling Company West

Coca-Cola Bottling of Company Gallup

Coca-Cola Enterprises Bottling Companies

Diamond Head Beverages

Enterprises Media

Las Cruces Coca-Cola Bottling Company

Medford Coca-Cola Bottling Company

Pacific Coca-Cola Bottling Company of Marysville

Phoenix Coca-Cola Bottling Company

Prescott Coca-Cola Bottling Company

The Coca-Cola Bottling Company of Bakersfield

The Coca-Cola Bottling Company of Bellingham

The Coca-Cola Bottling Company of Bishop

The Coca-Cola Bottling Company of Carson

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

The Coca-Cola Bottling Company of Downey

The Coca-Cola Bottling Company of El Centro

The Coca-Cola Bottling Company of Lancaster

The Coca-Cola Bottling Company of Orange

The Coca-Cola Bottling Company of Rancho Cucamonga

The Coca-Cola Bottling Company of Santa Maria

The Coca-Cola Bottling Company of Sylmar

The Coca-Cola Bottling Company of Tucson

The Coca-Cola Bottling Company of Ventura

The Coca-Cola Bottling Company of Victorville

The Coca-Cola, Dr Pepper Bottling Company of Albuquerque

Yuma Coca-Cola Bottling Company

BHI FINANCE LLC (“BHI FINANCE”)	DELAWARE	BHI

BOTTLING HOLDINGS (INTERNATIONAL) INC. (“BHI”)	DELAWARE	CCE

BOTTLING HOLDING COMPANY (“BHC”)	DELAWARE	CCE

BRYAN COCA-COLA BOTTLING COMPANY	TEXAS	CSL

TRADE NAME: Coca-Cola Enterprises Bottling Companies
Caribbout (VI) Inc.	U.S. VIRGIN ISLANDS	BHC

TRADE NAME: The Coca-Cola Bottling Company of the Virgin Islands (St. Croix) The Coca-Cola Bottling Company of the Virgin Islands (St. Thomas)

COCA-COLA BOTTLERS’ SALES & SERVICES COMPANY LLC	DELAWARE	CCE –77% MEMBERSHIP INTEREST
TRADE NAME: Customer Business Solutions

COCA-COLA ENTERPRISES (INTERNATIONAL) INC.	DELAWARE	CCE

COCA-COLA RECYCLING LLC	DELAWARE	CCE

CSL OF TEXAS, INC.	TEXAS	CCE

ENTERPRISES ACQUISITION COMPANY, INC.	DELAWARE	CCE

ENTERPRISES MANAGEMENT INC.	DELAWARE	CCE

TRADE NAMES: Coca-Cola Enterprises Management Inc. Enterprises Management Inc.

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES
Bottling Enterprises Management Bottling Enterprises Management Inc.

GOAL STANDARD COMPANY	MICHIGAN	CCE

JOHNSTON PACKAGING COMPANY	TENNESSEE	CCE

THE LAREDO COCA-COLA BOTTLING COMPANY, INC.	TEXAS	CCE

TRADE NAMES: Coca-Cola Enterprises Bottling Companies Enterprises Media McAllen Coca-Cola Bottling Company Valley Coca-Cola Bottling Company

LOUISIANA COCA-COLA BOTTLING COMPANY LLC	DELAWARE	CCE

MID-AMERICA WASTE WATER TREATMENT, INC.	DELAWARE	CCE

NEW JERSEY BOTTLING URBAN RENEWAL CORPORATION	NEW JERSEY	CCE

TEXAS–COLA LEASING COMPANY LP, LLLP	DELAWARE	TEXAS TWO

TRADE NAMES: Coca-Cola Enterprises Bottling Companies

Texas (One) Equiphold LLC (“Texas One”)	DELAWARE	CCE

TEXAS (TWO) EQUIPHOLD LLC (TEXAS TWO”)	DELAWARE	CCE

VENDING HOLDING COMPANY	GEORGIA	CCE

THE WAVE INSURANCE COMPANY, LTD.	BERMUDA	CCE

WESTERN CONTAINER CORPORATION	TEXAS	CCE – 84.3%

CANADIAN AND EUROPEAN COMPANIES

SOURCES CHAUDFONTAINE (“SC”)	BELGIUM	CCEB

COCA-COLA ENTERPRISES BELGIUM (“CCEB”)	BELGIUM	BHN

COCA-COLA ENTERPRISES SERVICES (“CCES”)	BELGIUM	SL

3072009 NOVA SCOTIA LIMITED	NOVA SCOTIA	CCBC

BOTTLING HOLDINGS (CANADA) ULC	NOVA SCOTIA	KOC

COCA-COLA BOTTLING COMPANY (“CCBC”)	NOVA SCOTIA	KOC

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES

TRADE NAMES:

Atlantic Coca-Cola Bottling

Atlantic Coca-Cola Bottling (Embouteillage Coca-Cola)

Breuvages Coca-Cola

Breuvages Coca-Cola Du Quebec

Coca-Cola Beverages

Coca-Cola Beverages of Quebec

Coca-Cola Bottling

Coca-Cola Bottling Company (Canada)

Coca-Cola Enterprises Bottling Companies

Compagnie D’Embouteillage Coca-Cola

Embouteillage Coca-Cola

COCA-COLA ENTERPRISES (CANADA) BOTTLING FINANCE COMPANY	NOVA SCOTIA	CCE INVESTMENTS

ENTERPRISES KOC ACQUISITION COMPANY (“KOC”)	NOVA SCOTIA	CCEB

BOTTLING HOLDING FRANCE (“BHF”)	FRANCE	BHN

Coca-Cola Entreprise SAS (“Entreprise”)	FRANCE	BHF

COCA-COLA PRODUCTION	FRANCE	BHN

COCA-COLA IMMOBILIER (“IMMOBILIER”)	FRANCE	ENTERPRISE

AMALGAMATED BEVERAGES GREAT BRITAIN LTD. (“ABGB”)	GREAT BRITAIN	CCE GB

BOTTLING GREAT BRITAIN LTD. (“BGB”)	GREAT BRITAIN	SL

COCA-COLA ENTERPRISES EUROPE LTD.	GREAT BRITAIN	CCE GB

COCA-COLA ENTERPRISES GREAT BRITAIN LTD (“CCE GB”)	GREAT BRITAIN	CCE UK

COCA-COLA ENTERPRISES UK LTD. (“CCE UK”)	GREAT BRITAIN	BGB

COCA-COLA ENTERPRISES LTD. (“CCEL”)	GREAT BRITAIN	ABGB

COCA-COLA ENTERPRISES PENSION SCHEME TRUSTEE LTD.	GREAT BRITAIN	CCEL

BOTTLING HOLDINGS (LUXEMBOURG) SARL (“BHL”)	LUXEMBOURG	CCE COMMANDITE

BOTTLING HOLDINGS (LUXEMBOURG) COMMANDITE SCA	LUXEMBOURG	CCE COMMANDITE

BOTTLING HOLDINGS INVESTMENT (LUXEMBOURG)	LUXEMBOURG	BHI

CCE HOLDINGS (LUXEMBOURG)	LUXEMBOURG	BHI

CCE HOLDINGS (LUXEMBOURG) COMMANDITE SCS (“CCE COMMANDITE”)	LUXEMBOURG	BHL

CCE INVESTMENTS COMMANDITE SCA (“ CCE INVESTMENTS”)	LUXEMBOURG	SL

COCA-COLA ENTERPRISES INC.

LIST OF SUBSIDIARIES

AS OF DECEMBER 31, 2007

NAME	JURISDICTION	OWNER OF SHARES
SOUTIRAGES LUXEMBOURGEOIS (“SL”)	LUXEMBOURG	BHL

CLASSIC BRAND EUROPE LTD.	IRELAND	SL

BOTTLING HOLDINGS (NETHERLANDS) B.V. (“BHN”)	NETHERLANDS	BHL

BOTTLING INVESTMENTS (NETHERLANDS) B.V.	NETHERLANDS	BHI

COCA-COLA ENTERPRISES NEDERLAND B.V.	NETHERLANDS	BHN

*	NOTE – THESE COMPANIES ARE NOT WHOLLY OWNED BY COCA-COLA ENTERPRISES INC.